                                                                    Exhibit 99.1

                STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, J. Michael Kirksey, state and attest that:

    (1) To the best of my knowledge, based upon a review of the covered reports of Metals USA, Inc., and, except as corrected or supplemented in a subsequent covered report:

      - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on form 8-K or definitive proxy materials, as of the date on which it was filed); and

      - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

    (2) I have reviewed the contents of this statement with the audit committee of Metals USA, Inc.

    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      - Annual Report on Form 10-K of Metals USA, Inc. filed with the Commission on April 17, 2002;

      - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Metals USA, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      -  any amendments to any of the foregoing.


                                       /s/ J. Michael Kirksey
                                       -------------------------------------
                                       J. Michael Kirksey
                                       Chairman of the Board, President and
                                       Chief Executive Officer

                                       Subscribed and sworn to before me this
                                       14th day of August 2002.

                                       /s/ Beverly Ann McIlvane
                                       -------------------------------------
                                       Notary Public, State of Texas

                                       My Commission Expires: Sept. 21, 2004